SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                January 4, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                          Zynex Medical Holdings, Inc.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


          Nevada                     33-26787-D             87-0403828
---------------------------       ---------------     ----------------------
State or Other Jurisdiction       Commission File     IRS Employer Identifi-
      of Incorporation                 Number              cation Number



                     8100 South Park Way, Suite A-9
                            Littleton, Colorado            80120
             ----------------------------------------------------
             Address of Principal Executive Offices      Zip Code


                                (303) 703-4906
                         ------------------------------
                         Registrant's Telephone Number,
                              Including Area Code


                                 Not Applicable
                 -------------------------------------------
                 Former Name or Former Address, if Changed
                               Since Last Report













ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR

     On January 4, 2005, the Board of Directors of Zynex Medical Holdings, Inc. (the "Company") adopted a resolution to change the Company's fiscal year from a fiscal year ending on September 30 to one ending on December 31. On February 11, 2004, the Company acquired 100% of the common stock of Zynex Medical, Inc. in a reverse acquisition. Zynex Medical, Inc., whose fiscal year end is December 31, was treated as the acquirer for accounting purposes. As a result of this change, the Company will file a Form 10-KSB for the year ended December 31, 2004 on or before March 31, 2004.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ZYNEX MEDICAL HOLDINGS, INC.



Dated: January 6, 2004               By:/s/ Thomas Sandgaard
                                        Thomas Sandgaard, President